                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                                Lynch Corporation
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                (Name of Registrant as Specified in Its Charter)

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                                LYNCH CORPORATION
                          140 GREENWICH AVE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                NOTICE OF THE 2006 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 20, 2006

                                                                     May 5, 2006

To the Shareholders of Lynch Corporation:

         NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of  Shareholders of
Lynch Corporation,  an Indiana corporation (the "Corporation"),  will be held at
The Greenwich Museum, 101 West Putnam Avenue, Greenwich, Connecticut on Tuesday,
June 20, 2006, at 9:30 a.m. for the following purposes:

         1.       To elect five directors to serve until the 2007 Annual Meeting of  Shareholders  and until their  successors are duly elected and qualify;

         2.       To approve an amendment to the Corporation's Restated Articles of Incorporation  to change our name from "Lynch  Corporation"
                  to "The LGL Group, Inc.";

         3.       To  ratify  the  appointment  of  Ernst  &  Young  LLP  as the
                  Corporation's  independent  auditors for the fiscal year ended
                  December 31, 2006; and

         4.       To transact  such other  business as may properly  come before the 2006 Annual Meeting of  Shareholders  or any  adjournments thereof.

         Information  relating to the above matters is set forth in the attached
Proxy Statement.  As determined by the Board of Directors,  only shareholders of record at the close of business on April 20, 2006 are entitled to receive notice of, and to vote at, the 2006 Annual Meeting of Shareholders and any adjournments thereof.

         THE BOARD OF DIRECTORS ENCOURAGES ALL SHAREHOLDERS TO PERSONALLY ATTEND
THE 2006 ANNUAL MEETING OF SHAREHOLDERS.  YOUR VOTE IS VERY IMPORTANT REGARDLESS
OF THE  NUMBER OF SHARES YOU OWN.  SHAREHOLDERS  WHO DO NOT EXPECT TO ATTEND ARE
REQUESTED TO PROMPTLY  DATE,  COMPLETE AND RETURN THE ENCLOSED PROXY CARD IN THE
ENCLOSED ACCOMPANYING POSTAGE-PAID ENVELOPE IN ORDER THAT THEIR SHARES OF COMMON
STOCK MAY BE  REPRESENTED  AT THE 2006  ANNUAL  MEETING  OF  SHAREHOLDERS.  YOUR
COOPERATION IS GREATLY APPRECIATED.

                       By Order of the Board of Directors

                                                     EUGENE HYNES
                                                     SECRETARY

                                LYNCH CORPORATION
                         140 GREENWICH AVENUE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                                 PROXY STATEMENT

         This Proxy  Statement  is  furnished by the Board of Directors of Lynch
Corporation (the  "Corporation")  in connection with the solicitation of proxies for use at the 2006 Annual Meeting of  Shareholders  to be held at The Greenwich
Library,  101 West Putnam  Avenue,  Greenwich,  Connecticut on June 20, 2006, at
9:30  a.m.  and at any  adjournments  thereof.  This  Proxy  Statement  and  the accompanying  proxy are first being  mailed to  shareholders  on or about May 5,
2006.

         Only  shareholders of record at the close of business on April 20, 2006 are  entitled  to  notice  of,  and to vote  at,  the  2006  Annual  Meeting  of
Shareholders.  As of the close of business on such date, 2,154,702 shares of the
Corporation's  Common  Stock,  $0.01  par  value  (the  "Common  Stock"),   were
outstanding  and  eligible  to be voted by their  holders.  Each share of Common
Stock is entitled to one vote on each matter  submitted to  shareholders.  Where specific  instructions  are  given  in the  proxy,  the  proxy  will be voted in accordance with such instructions.  If no such instructions are given, the proxy will be voted FOR the  nominees for  director  named  below,  FOR approval of an
amendment  to  the  Corporation's   Restated  Articles  of  Incorporation,   FOR
ratification of the appointment of the Corporation's independent auditors and in the  discretion of the proxies with respect to any other matter that is properly brought before the 2006 Annual Meeting of Shareholders. Any shareholder giving a proxy may revoke it at any time before it is voted at the 2006 Annual Meeting of
Shareholders  by delivering to the Secretary of the Corporation a written notice of revocation, a duly executed proxy bearing a later date or by appearing at the
2006 Annual Meeting of Shareholders  and revoking his or her proxy and voting in person.

         No action may be taken on any  matter to be acted  upon at the  meeting unless a quorum is present with  respect to that  matter.  For each matter to be acted upon at the meeting, a quorum consists of a majority of the votes entitled to be cast by the  holders  of all  shares of Common  Stock  outstanding  on the record date for the meeting.  The election of directors shall be determined by a plurality of the votes cast.

         An automated system  administered by the  Corporation's  transfer agent tabulates  the votes.  Under the laws of Indiana (the  Corporation's  domicile), abstentions  and broker  non-votes  are not counted for purposes of  determining whether a proposal  has been  approved,  but will be  counted  for  purposes  of determining  whether a quorum is present.  A broker non-vote occurs when a bank, broker or other nominee  holding shares for a beneficial  owner does not receive voting  instructions  from the beneficial  owner on a particular  matter and the nominee cannot vote the shares under AMEX rules.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Five  directors  are  to be  elected  at the  2006  Annual  Meeting  of
Shareholders  to serve until the 2007 Annual Meeting of  Shareholders  and until their  successors are duly elected and qualify.  Except where  authority to vote for  directors  has been  withheld,  it is intended  that the  proxies  received pursuant to this solicitation will be voted FOR the nominees named below. If for any reason any nominee does not stand for  election,  such proxies will be voted in favor  of the  remainder  of those  named  and may be  voted  for  substitute nominees in place of those who do not stand. Management,  however, has no reason to expect that any of the nominees will be not stand for election.  The election of directors shall be determined by a plurality of the votes cast.

         The  By-laws of the  Corporation  provide  that the Board of  Directors shall  consist  of no fewer than five and no more than 13  members.  Each of the five nominees  currently serves as a director of the  Corporation.  Biographical summaries and ages of the nominees are set forth below. Data with respect to the number of shares of the Common Stock  beneficially owned by each of the nominees is set forth under the caption "Security  Ownership of Certain Beneficial Owners and  Management"  herein.  All  such  information  has  been  furnished  to  the
Corporation by the nominees.

                                           Business Experience and Principal
                             Served as    Occupation for Last Five Years; and
                             Director     Directorships in Public Corporations
Name                    Age     From            and Investment Companies
----------------------- ---- --------- -----------------------------------------

Marc Gabelli            38      2004    Chairman  (September  2004  to  present)
                                        and  Director  (May 2003 to May 2004) of
                                        the   Corporation;   Managing   director
                                        (1996 to 2004)  and  President  (2004 to
                                        present)  of  GGCP,   Inc.  (the  parent
                                        company   of   GAMCO   Investors,   Inc.
                                        ("GAMCO")  a  private  corporation  that
                                        makes  investments  for its own account;
                                        President of Gemini  Capital  Management
                                        LLC;  President  of the general  partner
                                        of   Venator    Merchant    Fund,    LP.
                                        ("Venator Fund")

E. Val Cerutti          66      1990    Business    Consultant   (since   1992);
                                        Consulting   Vice   Chairman   (2006  to
                                        present)   and   President   and   Chief
                                        Operating  Officer  (1975  to  1992)  of
                                        Stella   D'Oro   Biscuit   Co.,    Inc.,
                                        producer  of  bakery  products;  current
                                        Director  or Trustee of four  registered
                                        investment   companies  included  within
                                        the Gabelli  Funds Mutual Fund  Complex;
                                        Director of  Approach,  Inc.,  a private
                                        company  providing  computer  consulting
                                        services  (1999-2005);  former  Chairman
                                        of  Board   of   Trustees   of   Fordham
                                        Preparatory School.

John C. Ferrara         54      2004    President  and Chief  Executive  Officer
                                        (October   2004  to  present)  of  Lynch
                                        Corporation;   Private   investor   from
                                        March  2002 to  present;  President  and
                                        Chief  Executive  Officer (2001 to March
                                        2002) and Chief Financial  Officer (1999
                                        to 2001) of Space  Holding  Corporation,
                                        a private  multimedia  company dedicated
                                        to  space,   science   and   technology;
                                        Executive   Vice   President  and  Chief
                                        Financial  Officer  (1998  to  1999)  of
                                        Golden   Books   Family   Entertainment,
                                        Inc.,   a   NASDAQ   listed   publisher,
                                        licenser and  marketer of  entertainment
                                        products;   Vice   President  and  Chief
                                        Financial  Officer  (1989  to  1997)  of
                                        Renaissance   Communications   Corp.,  a
                                        NYSE  listed   owner  and   operator  of
                                        television  stations;  Director of GAMCO
                                        and   Lynch   Interactive    Corporation
                                        ("LIC").

Avrum Gray              70      1999    Chairman and Chief Executive  Officer of
                                        G-Bar    Limited     Partnership     and
                                        affiliates     (1982    to     present),
                                        proprietary  computer  based  derivative
                                        arbitrage  trading  companies;  Chairman
                                        of  the  Board,  Lynch  Systems,   Inc.,
                                        (1997 through 2001);  Director of Nashua
                                        Corp., a NASDAQ listed  manufacturer  of
                                        paper   products  and  labels  (2001  to
                                        present);  Director  of  SL  Industries,
                                        Inc.,  an AMEX  listed  manufacturer  of
                                        power  and data  quality  equipment  and
                                        systems   (since   2001);   Director  of
                                        Material  Sciences  Corporation,  a NYSE
                                        listed   provider   of    material-based
                                        solutions  for  electronic,  acoustical,
                                        thermal  and coated  metal  applications
                                        (since  2003);  Director of LIC (2006 to
                                        present);  Current  member  of  Illinois
                                        Institute   of   Technology    Financial
                                        Markets  and  Trading   Advisory  Board;
                                        Former  member of Illinois  Institute of
                                        Technology   Board  of   Overseers   MBA
                                        Program;   Former  Chairman  of  Chicago
                                        Presidents     Organization;      Former
                                        Chairman  of the  Board of  Trustees  of
                                        Spertus  College;   Former  Presidential
                                        Appointee to The U.S.  Dept. of Commerce
                                        ISAC 16.

Anthony R. Pustorino,   80      2002    Professor   Emeritus,   Pace  University
CPA                                     (2001   to   Present),    Professor   of
                                        Accounting,  Pace  University  (1965  to
                                        2001),  and former  Assistant  Chairman,

                                        6

                                        Accounting     Department     at    Pace
                                        University; President and Shareholder of
                                        Pustorino,  Puglisi  & Co.,  P.C.,  CPAs
                                        (1961  to  1989);  Instructor,   Fordham
                                        University    (1961-1965);     Assistant
                                        Controller,           Olivetti-Underwood
                                        Corporation (1957-1961);  CPA with Peat,
                                        Marwick,    Mitchell    &   Co.,    CPAs
                                        (1953-1957);  former Chairman,  Board of
                                        Directors  of New York  State  Board for
                                        Public Accountancy; former Chairman, CPA
                                        Examination  Review  Board  of  National
                                        Association    of   State    Boards   of
                                        Accountancy; former Member of Council of
                                        American  Institute of Certified  Public
                                        Accountants;   former  Vice   President,
                                        Treasurer,   Director   and   member  of
                                        Executive  Committee  of New York  State
                                        Society of Certified Public Accountants;
                                        current  Director or Trustee of fourteen
                                        registered investment companies included
                                        within the  Gabelli  Funds  Mutual  Fund
                                        Complex.

         THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  ELECTION  OF ITS
NOMINEES  FOR THE BOARD OF  DIRECTORS  FOR  TERMS TO  EXPIRE AT THE 2007  ANNUAL
MEETING OF SHAREHOLDERS.

                              CORPORATE GOVERNANCE

         The  Board of  Directors  met on 10  occasions  during  the year  ended
December 31, 2005. Each of the directors  attended at least 75% of the aggregate of (i) the total number of meetings of the Board of  Directors  (held during the period for which he was a director);  and (ii) the total number of meetings held by all  committees  of the Board of  Directors  on which he served  (during  the periods  that he  served).  The Board of  Directors  has three  committees,  the principal duties of which are described below.

         AUDIT  COMMITTEE:  The  members  of the  Audit  Committee  are  Messrs.
Pustorino  (Chairman),  Cerutti and Gray.  The Board of Directors has determined that all audit committee members are financially  literate and independent under the current  listing  standards of the American  Stock  Exchange  ("AMEX").  Mr.
Pustorino  serves as Chairman  and  qualifies as an "audit  committee  financial expert." The Audit  Committee met seven times during 2005.  The Audit  Committee operates in  accordance  with its charter,  which is available on our website at
WWW.LYNCHCORP.COM.  The charter  gives the Audit  Committee  the  authority  and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our  independent  auditors.  The Audit Committee also reviews the  independence of the independent  auditors,  reviews with management and the independent  auditors the annual financial statements prior to their filing with the Securities and Exchange  Commission  (the "SEC"),  reviews the report by the independent auditors regarding management procedures and policies and determines whether  the  independent  auditors  have  received  satisfactory  access to the
Corporation's  financial records and full cooperation of corporate  personnel in connection with their audit of the  Corporation's  records.  The Audit Committee also  reviews the  Corporation's  financial  reporting  process on behalf of the
Board of Directors, reviews the financial information issued to shareholders and others,  including a discussion of the quality,  not just the acceptability,  of the accounting principles;  the reasonableness of significant judgments; and the clarity of discussions in the financial statements,  and monitors the systems of internal  control and the audit process.  Management has primary  responsibility for the financial statements and the reporting process. See "Report of the Audit
Committee" herein.

         COMPENSATION  COMMITTEE:  The members of the Compensation Committee are
Messrs. Cerutti (Chairman),  Gray and Pustorino. All members of the Compensation
Committee are  "independent"  in accordance  with AMEX rules.  The  Compensation
Committee  met twice  during  2005.  The  responsibilities  of the  Compensation
Committee  are to review and approve  compensation  and  benefits  policies  and objectives,  determine  whether the  Corporation's  officers and  directors  are compensated  in accordance  with these policies and objectives and carry out the
Board  of  Directors'   responsibilities   relating  to   compensation   of  the
Corporation's  executives.  The Compensation  Committee  Charter is available at
WWW.LYNCHCORP.COM.

         NOMINATING  COMMITTEE:  The  members of the  Nominating  Committee  are
Messrs.  Gray (Chairman),  Cerutti and Pustorino.  All members of the Nominating
Committee  are  "independent"  in  accordance  with the rules of the  AMEX.  The
Nominating  Committee  did not meet during  2005.  The  responsibilities  of the
Nominating  Committee  are to identify  individuals  qualified  to become  Board members and  recommend  that the Board select  director  nominees for the annual meetings of  shareholders.  The  Nominating  Committee  Charter is  available at
WWW.LYNCHCORP.COM.

         In  evaluating  and  determining  whether to nominate a candidate for a position on the Board of Directors,  the Nominating Committee utilizes a variety of methods and considers  criteria such as high professional  ethics and values,
relevant  management  and/or  manufacturing   experience  and  a  commitment  to
enhancing  shareholder value.  Candidates may be brought to the attention of the
Nominating Committee by current Board members,  shareholders,  officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

         The  Nominating   Committee  will  consider  nominees   recommended  by
shareholders when properly submitted. Shareholder recommendations should include the nominee's  name,  the nominee's  business and  professional  experience  and membership on other boards sufficient to demonstrate  qualifications to serve on the  Corporation's  Board of Directors and the  shareholder's  name and address.
Shareholder  recommendations  should be addressed to Corporate Secretary,  Lynch
Corporation,  140 Greenwich Ave, 4th Floor,  Greenwich,  Connecticut  06830. For
purposes of potential  nominees to be considered  at the 2007 Annual  Meeting of
Shareholders,  the Corporate  Secretary must receive this information by January
5, 2007.

         Shareholders may communicate with the Board of Directors, including the non-management  directors,  by sending an e-mail to  GHYNES@LYNCHCORP.COM  or by sending a letter to Lynch Corporation,  140 Greenwich Ave, 4th Floor, Greenwich,
Connecticut  06830. The Corporate  Secretary will submit such  correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

         CODE OF ETHICS: The Corporation has adopted a code of ethics as part of its Amended and Restated Business Conduct Policy,  that applies to all employees of the Corporation  including its principal executive,  financial and accounting officers.

                            COMPENSATION OF DIRECTORS

         A director who is an employee of the Corporation is not compensated for services as a member of the Board of  Directors  or any  committee  thereof.  In
2005,  Directors who were not  employees  received (i) a cash retainer of $5,000 per  quarter;  (ii) a fee of $2,000 for each  meeting of the Board of  Directors attended in person or  telephonically  that has a duration of at least one hour;
(iii) a fee of $1,500 for each Audit  Committee  meeting  attended  in person or telephonically  that has a duration of at least one hour; and (iv) a fee of $750 for each Compensation  Committee,  each Executive  Committee and each Nominating
Committee meeting attended in person. In addition,  the Audit Committee Chairman receives an  additional  $4,000  annual cash  retainer  and the  Nominating  and
Compensation Committee Chairmen receive an additional $2,000 annual retainer.

         Marc Gabelli, the Chairman,  receives a $100,000 annual fee, payable in equal  quarterly  installments.  Mr. Gabelli has volunteered to defer payment of his annual fee, payable in cash, to a later date.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table  sets  forth,  as  of  April  20,  2006,  certain information  with  respect  to  all  persons  known  to the  Corporation  to own beneficially  more than 5% of the Common Stock of the Corporation,  which is the only class of voting stock of the Corporation  outstanding.  The table also sets forth  information with respect to the Corporation's  Common Stock  beneficially owned  by  directors,  each  of the  executive  officers  named  in the  Summary
Compensation  Table herein,  and by all  directors  and executive  officers as a group. The number of shares  beneficially owned is determined under rules of the
SEC. Under such rules,  beneficial  ownership  includes any shares as to which a person has sole or shared  voting or  investment  power or any shares  that such person can acquire  within 60 days (e.g.,  through  exercise of stock options or conversion  of  securities).  Except as otherwise  indicated,  the  shareholders listed in the table have sole voting and  investment  power with  respect to the
Common Stock indicated.  The following  information is reflected in filings with the SEC.

                                                                      Amount and Nature
Name and Address of                                                     of Beneficial       Percent of
Beneficial Owner(1)                                                       Ownership          Class(2)
------------------------------------------------------------------- --------------------- --------------

Marc Gabelli.....................................................         528,384(3)         23.9%
Mario J. Gabelli.................................................         371,152(4)         17.0%

E. Val Cerutti...................................................           1,445(5)          *
John C. Ferrara..................................................          75,622(6)          3.3%
Avrum Gray.......................................................          13,385(7)          *
Eugene Hynes.....................................................          25,000(8)          1.1%
Anthony R. Pustorino.............................................           1,504             *
All Directors and Executive Officers as a group (7 in total).....       1,016,492(9)         44.0%

----------
* Represents holdings of less than 1%

(1)      The address of each  holder of more than 5% of the Common  Stock is 401
         Theodore Fremd Ave., Rye, New York 10580-1430.

(2)      The  applicable  percentage of ownership for each  beneficial  owner is based on 2,188,510  shares of Common Stock  outstanding as of April 20,
         2006.  Shares  of Common  Stock  issuable  upon  exercise  of  options, warrants or other rights beneficially owned that are exercisable within
         60 days  are  deemed  outstanding  for the  purpose  of  computing  the percentage  ownership of the person holding such  securities and rights but are not deemed  outstanding for computing the percentage  ownership of any other person.

(3)      Includes  (i) 1,000  shares  of Common  Stock  owned  directly  by Marc
         Gabelli and (ii) 507,384 shares  beneficially owned by Venator Fund and
         Venator Global,  LLC ("Venator Global") and 20,000 shares issuable upon the  exercise  of options  held by Marc  Gabelli at a $13.173 per share exercise price.  Venator  Global,  which is the sole general partner of
         Venator Fund, is deemed to have beneficial  ownership of the securities owned  beneficially  by Venator Fund.  Marc Gabelli is the President of
         Venator Global.

(4)      Includes (i) 248,674  shares of Common Stock owned directly by Mario J.
         Gabelli  (including  13,181  held for the  benefit of Mario J.  Gabelli under the LIC  401(k)  Savings  Plan);  (ii)  1,203  shares  owned by a charitable  foundation  of which Mario J.  Gabelli is a trustee;  (iii)
         96,755 shares owned by a limited  partnership in which Mario J. Gabelli is the general  partner and has an  approximate  5% interest;  and (iv)
         24,519  shares  owned by LIC, of which Mario J. Gabelli is Chairman and the beneficial  officer of approximately 23% of the outstanding  common stock.  Mario J. Gabelli disclaims  beneficial  ownership of the shares owned  by  such  charitable  foundation,  by LIC  and by  such  limited partnership,  except to the extent of his 5% interest  in such  limited partnership.

(5)      1,445 shares are jointly owned with Mr.  Cerutti's  wife,  with whom he shares voting and investment power.

(6)      Includes  75,000  shares  issuable upon the exercise of options held by
         Mr. Ferrara at a $13.173 per share exercise price.

(7)      Includes (i) 5,114 shares owned by Mr. Gray; (ii) 751 shares owned by a partnership  of which Mr.  Gray is the  general  partner;  (iii)  2,407 shares owned by a  partnership  of which Mr. Gray is one of the general partners;  (iv) 2,105  shares owned by Mr.  Gray's wife;  and (v) 3,008 shares owned by a  partnership  of which Mr.  Gray's wife is one of the general partners.

(8)      Represents  25,000 shares issuable upon the exercise of options held by
         Mr. Hynes at a $13.173 per share exercise price.

                                       10

(9)      Includes an  aggregate  of 120,000  shares  issuable  upon  exercise of options held by all Directors and Executive Officers as a group.

                             EXECUTIVE COMPENSATION

         The  following  table  sets  forth  the  compensation  received  in the
Corporation's last two fiscal years by the Corporation's current Chairman of the
Board and the two most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

                                                                            Annual Compensation
                                                                                               Other Annual
                                                                    Salary        Bonus        Compensation
               Name and Principal Position              Year          ($)          ($)              ($)
---------------------------------------------------  ----------- -------------- ----------- -------------------
Marc Gabelli......................................      2005           0            0              100,000(2)
Chairman of the Board(1)                                2004           0            0               36,369(3)

John C. Ferrara...................................      2005         250,000     100,000             0
President and Chief Executive Officer                   2004          79,808(4)     0                0

Eugene Hynes......................................      2005         150,000      50,000             0
Vice President, Secretary and Treasurer                 2004          43,269(5)     0                0

----------
(1)      Marc  Gabelli  was  elected  Chairman  of the  Board  of  Directors  on
         September 20, 2004.

(2)      Annual Chairman's fee.

(3)      Includes Chairman's fee of $27,446 and non-employee  director's fees of
         $8,923.

(4)      Mr. Ferrara was elected as President and Chief Executive Officer of the Corporation on October 1, 2004.

(5)      Mr. Hynes was elected as Vice President, Secretary and Treasurer of the Corporation on October 1, 2004.

                                       11

OPTION GRANTS IN LAST FISCAL YEAR

         The  following  table  presents  information  regarding  stock  options granted to named executive officers in 2005:

                                                                                              Potential Realizable
                                                                                             Value At Assumed Annual
                                                                                              Rates of Stock Price
                                                                                             Appreciation for Option
                              Individual Grants                                                       Term
                            ------------------------------------------------------------- ---------------------------
                                                Percent of
                                 Number of        Total
                                Securities       Options
                                Underlying      Granted to
                                  Options       in Fiscal      Exercise      Expiration
Name                            Granted (#)      Year (#)    Price ($/Sh)       Date           5% ($)       10% ($)
---------------------------- ---------------- ------------- --------------- ------------- --------------- -----------

Marc Gabelli..............        20,000          16.7%         13.173        5/25/2010         72,789      160,845
John C. Ferrara...........        75,000          62.5%         13.173        5/25/2010        272,959      603,169
Eugene Hynes..............        25,000          20.8%         13.173        5/25/2010         90,986      201,056

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

         The following table presents information  regarding the fiscal year-end value of the  named  executive  officers'  unexercised  options.  There  were no options exercised by the named executive officers during 2005.

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised    In-the-money Options At
                            Options At Fiscal Year-End      Fiscal Year-End
                                       (#)                        ($)
Name                        Exercisable/unexercisable  Exercisable/unexercisable
--------------------------- -------------------------- -------------------------
Marc Gabelli............            20,000/0                      0/0
John C. Ferrara.........            75,000/0                      0/0
Eugene Hynes............            25,000/0                      0/0

                                       12

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is responsible for developing and making  recommendations to the Board of Directors with respect to the Corporation's  executive compensation policies and administering the various executive compensation plans. In addition, the Compensation Committee recommends to the  Board of  Directors  the  annual  compensation  to be paid to the  Chief
Executive  Officer and each of the other executive  officers of the Corporation, as well as to other key employees.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The objectives of the Corporation's  executive compensation program are to:

         o        Support the achievement of desired corporate performance;

         o        Provide  compensation  that will  attract and retain  superior talent and reward performance;

         o        Ensure that there is  appropriate  linkage  between  executive compensation and the enhancement of shareholder value; and

         o        Evaluate the effectiveness of the Corporation's incentives for key executives.

         The  executive  compensation  program is designed to provide an overall level  of  compensation  opportunity  that  is  competitive  with  companies  of comparable size,  capitalization  and complexity.  Actual  compensation  levels, however,  may be  greater or less than  average  competitive  levels  based upon annual and long-term corporate performance,  as well as individual  performance.
The   Compensation   Committee  uses  its  discretion  to  recommend   executive
compensation  at levels  warranted in its judgment by corporate  and  individual performance.

         The Corporation's executive officer compensation program comprises base salary,  cash  bonus  compensation,  401(k)  Savings  Plan,  and other  benefits generally available to employees of the Corporation.

         BASE SALARY

         Base  salary  levels  for  the  Corporation's  executive  officers  are intended to be competitive. In recommending salaries, the Compensation Committee also takes into  account  individual  experience  and  performance  and specific issues relating to the Corporation. A summary of the compensation awarded to the
Chief  Executive  Officer and the other  executive  officers is set forth in the
Summary  Compensation  Table  herein.  Initial  salaries  for the  Corporation's executive  officers  were  based  upon a variety  of  factors,  including  their respective proposed responsibilities with the Corporation,  their background and experience and the size and nature of the Corporation's business.

                                       13

         BONUS PLAN

         The Corporation has in place a bonus plan that is based on an objective measure of corporate  performance  and on  subjective  evaluation  of individual performance for its executive officers and other key personnel.  In general, the plan  provides  for an  annual  bonus  pool  equal to 20% of the  excess  of the consolidated  pre-tax profits of the Corporation for a calendar year over 25% of the  Corporation's  average  shareholders  equity at the beginning of such year.
Shareholders'  equity is the average of shareholders  equity at the beginning of the period and at the beginning of the two  preceding  years.  The  Compensation
Committee  in its  discretion  may take into  consideration  other  factors  and circumstances  in determining the amount of the bonus pool and awarding  bonuses such as progress toward  achievement of strategic goals and qualitative  aspects of management  performance.  The breakdown of the bonus pool is not based upon a formula  but upon  judgmental  factors.  For 2005,  the  Compensation  Committee awarded a  discretionary  bonus to Mr.  Ferrara,  President and Chief  Executive
Officer,  of $100,000 and to Mr. Eugene Hynes, Vice President and Secretary,  of
$50,000.  The bonuses were awarded for their efforts to position the Corporation for  growth by  significantly  improving  the  Corporation's  balance  sheet and operating performance.

         LYNCH CORPORATION 401(K) SAVINGS PLAN

         All employees of the  Corporation and certain of its  subsidiaries  are eligible to participate  in the Lynch  Corporation  401(k)  Savings Plan,  after having completed one year of service (as defined therein) and having reached the age of 18.

         The 401(k)  Savings Plan permits  employees  to make  contributions  by deferring a portion of their compensation. Participating employees also share in contributions made by their respective employers.  The annual mandatory employer contribution to each  participant's  account is equal to 62.5% of the first $800 of  the  participant's  contribution.  In  addition,  the  employer  may  make a discretionary contribution of up to 37.5% of the first $800 of the participant's
contribution.   A   participant's   interest  in  both   employee  and  employer
contributions  and earnings thereon are fully vested at all times.  Employee and employer contributions are invested in guaranteed investment contracts,  certain mutual  funds  or  Common  Stock  of  the  Corporation,  as  determined  by  the participants.

         The  Corporation's  executive  officers were participants in the 401(k)
Savings Plan in 2005.

OTHER BENEFITS

         The  Corporation  provides  medical,   life  insurance  and  disability
benefits to the executive  officers that are generally  available to Corporation employees.

COMPENSATION OF CHAIRMAN OF THE BOARD

         At a meeting of the Board of  Directors on  September  20, 2004,  based upon the  recommendation  of the  Nominating  Committee,  the Board  unanimously elected  Marc  Gabelli  Chairman  of  the  Board  of  Directors.  The  Committee
recommended a Chairman's fee of $100,000 per year, payable quarterly.

                                       14

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         At a meeting of the Board of Directors  on October 6, 2004,  based upon the recommendation of the Nominating Committee,  the Board unanimously (with Mr.
Ferrara  abstaining)  elected John C. Ferrara as President  and Chief  Executive
Officer,  effective October 1, 2004. The Committee  recommended an annual salary of $250,000 for Mr. Ferrara.

                                             COMPENSATION COMMITTEE

                                             E. Val Cerutti (Chairman)
                                             Avrum Gray (Member)
                                             Anthony R. Pustorino (Member)

                                       15

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         From March 18,  2004,  the  Compensation  Committee  comprises  Messrs.
Cerutti, Gray and Pustorino, all of whom are non-employee independent directors.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on the
Common Stock of the  Corporation  for the last five fiscal years ended  December
31, 2005, with the cumulative total return over the same period (i) on the broad market, as measured by the AMEX Market Value Index, and (ii) on a peer group, as measured by a composite  index based on the total returns earned on the stock of the publicly traded companies  included in the Media General Financial  Services database  under the two Standard  Industrial  Classification  (SIC) codes within which the  Corporation  conducts the bulk of its business  operations:  SIC Code
355,  Special  Industry  Machinery;  and SIC  Code  367,  Electronic  Components
Accessories.  The data  presented in the graph assumes that $100 was invested in the  Corporation's  Common Stock and in each of the indexes on December 31, 2000 and that all dividends were reinvested.

                                INSERT CHART HERE

                                                                   FISCAL YEAR ENDING
--------------------------------------------------------------------------------------------------------------------
                        12/31/2000      12/31/2001      12/31/2002      12/31/2003      12/31/2004      12/31/2005
------------------------------------- --------------- --------------- --------------- --------------- --------------
Lynch Corporation.....  $    100.00     $     41.86     $     18.02     $     24.30     $     33.72     $     19.19

AMEX
Market Index..........  $    100.00     $     95.39     $     91.58     $    124.66     $    142.75     $    157.43

Peer Group
(355, 367)............  $    100.00     $     91.57     $     50.43     $     92.07     $     72.27     $     78.69

                                       16

                  TRANSACTIONS WITH CERTAIN AFFILIATED PERSONS

         On May 12,  2005,  Venator Fund made a loan to the  Corporation  in the amount of $700,000 due  September  11, 2005 or within seven days after demand by
Venator  Fund.  On  September  8, 2005,  the  Corporation  entered into a Letter
Agreement  extending the maturity date of its  Promissory  Note in the principal amount of $700,000 to Venator Fund.  The maturity date of the  Promissory  Note, which was to have been  September  11, 2005 or within seven days after demand by
Venator Fund, was changed to November 10, 2005 or within seven days after demand by Venator Fund. The loan was paid by the Corporation on December 22, 2005.

         Venator Fund is an  investment  limited  partnership  controlled by the
Corporation's  Chairman of the Board, Marc Gabelli. The loan was approved by the
Audit Committee of the Board of Directors of Lynch.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP audited the consolidated  financial statements of the
Corporation for the year ended December 31, 2005 and has reported the results of its audit to the Audit Committee of the Board of Directors.  A representative of
Ernst & Young LLP is  expected  to be  present  at the 2006  Annual  Meeting  of
Shareholders,   will  have  the   opportunity   to  make  a  statement   if  the
representative  desires to do so and will be available to respond to appropriate questions from shareholders

AUDIT FEES

         The  aggregate  audit fees billed for each of the last two fiscal years by Ernst & Young LLP were  $342,500 for 2005 and  $463,000 for 2004.  Audit fees include  services  relating  to  auditing  the  Corporation's  annual  financial statements,  reviewing the financial  statements  included in the  Corporation's quarterly reports on Form 10-Q and certain accounting consultations.  The amount for 2004, has been changed from the amount shown in the Corporation's 2004 proxy statement to include  $125,000 of audit fees associated with the 2004 audit that finalized after the 2004 proxy was filed.

AUDIT RELATED FEES

         The aggregate audit related fees billed for each of the last two fiscal years by Ernst & Young LLP totaled $22,000 for 2005 and $156,812 for 2004. Audit related  fees  include  services  relating  to  employee  benefit  plans and the
Corporation's acquisition of Piezo Technology, Inc., in 2004.

TAX FEES

         The  aggregate tax fees billed for each of the last two fiscal years by
Ernst & Young LLP  totaled  $32,000  for 2005 and  $75,233  for  2004.  Tax fees include services performed relating to tax compliance and customs services.

                                       17

ALL OTHER FEES

         The  Corporation was not billed for any other services by Ernst & Young
LLP during 2005 or 2004.

                          REPORT OF THE AUDIT COMMITTEE

         The members of the Audit Committee are Messrs.  Pustorino,  Cerutti and
Gray. The Board of Directors has determined that all Audit Committee members are financially  literate  and  independent  under the current AMEX  standards.  Mr.
Pustorino  serves as Chairman  and  qualifies as an "audit  committee  financial expert." The Audit Committee operates under a revised written charter adopted by the Board of Directors on February 5, 2004.

         The Audit  Committee has met and held  discussions  with management and the independent auditors.  In our discussion,  management has represented to the
Audit Committee that the Corporation's  consolidated  financial  statements were prepared in accordance with Generally Accepted Accounting Principles.  The Audit
Committee has reviewed and discussed the consolidated  financial statements with both management and Ernst & Young LLP, the Corporation's  independent  auditors.
The Audit  Committee  meets  with our  independent  auditors,  with and  without
management  present,   to  discuss  the  results  of  their  examinations,   the
evaluations of the  Corporation's  internal  controls and the overall quality of the Corporation's  financial reporting.  There were 7 such meetings in 2005. The
Audit Committee discussed with the independent auditors,  matters required to be
discussed  by   Codification   of  Statements  on  Auditing   Standards  No.  61
(Communication with Audit Committees).

         The Corporation's  independent  auditors also provided to the Committee the written disclosures and the letter required by Independence  Standards Board
Standard No. 1 (Independence  Discussions with Audit Committees),  and the Audit
Committee  has   considered   and  discussed  with  Ernst  &  Young  the  firm's
independence  and the  compatibility of the non-audit  services  provided by the firm with its independence.

         Based  on  the  Audit  Committee's  review  of  the  audited  financial statements  and  the  various  discussions  noted  above,  the  Audit  Committee recommended  that the  Board  of  Directors  include  the  audited  consolidated financial  statements  in the  Corporation's  Annual Report on Form 10-K for the
year ended December 31, 2005, and the Board has approved this recommendation.

                                             AUDIT COMMITTEE

                                             Anthony R. Pustorino (Chairman)
                                             E. Val Cerutti (Member)
                                             Avrum Gray (Member)

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the  Securities  and Exchange Act of 1934, as amended, requires the  Corporation's  directors,  executive  officers and holders of more than 10% of the  Corporation's  Common  Stock to file  with the SEC and the AMEX initial  reports of ownership  and reports of changes in the ownership of Common

                                       18

Stock and other equity securities of the Corporation.  Such persons are required to furnish the  Corporation  with copies of all Section 16(a) filings.  Mr. Marc
Gabelli,  Mr.  Ferrara and Mr.  Hynes each failed to file one Form 4 on a timely basis during the year ended  December 31, 2005. The Forms 4 related to grants of stock  options to the relevant  officer on May 26, 2005.  The details of each of these stock option grants were subsequently reported on Form 5s.

                                       19

                                 PROPOSAL NO. 2

               AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

            TO CHANGE THE NAME OF THE COMPANY TO THE LGL GROUP, INC.

         The Corporation's  Board of Directors has adopted,  and recommends that shareholders  approve  at the 2006  Annual  Meeting,  a  proposal  to amend  the
Corporation's  Restated  Articles  of  Incorporation  to change  the name of the
Corporation to The LGL Group,  Inc. This proposal will be approved if a majority of the votes entitled to be cast vote in favor of the proposal.

         The Corporation was incorporated under the name "Lynch  Corporation" in
1928.  The  Corporation  believes  that the name  "Lynch  Corporation"  does not optimally  reflect the current  scope of the  Corporation's  activities as these activities are currently less  identified  with those of its  subsidiary,  Lynch
Systems, Inc. In addition,  although six years have passed since the spin-off of
Lynch Interactive  Corporation from the Corporation,  there continues to be some confusion between the two by investors,  shareholders and unrelated parties. The
Board of Directors believes that the Corporation's  interest is better served by the proposed name, "The LGL Group, Inc."

         If this proposal is adopted,  the change of name will not affect in any way the  validity or  transferability  of  currently  outstanding  shares of the
Corporation's  Common Stock.  Stock  certificates will continue to represent the same  number of  shares,  remain  authentic,  and it will not be  necessary  for shareholders to surrender stock  certificates.  Instead,  when  certificates are presented for transfer,  new certificates bearing the name "The LGL Group, Inc."
will be issued.

         THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  APPROVAL  OF THE
ARTICLES OF AMENDMENT TO THE CORPORATION'S RESTATED ARTICLES OF INCORPORATION TO
EFFECT THE PROPOSED NAME CHANGE.

                                       20

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit  Committee of the Board of Directors  has  appointed  Ernst &
Young LLP as the Corporation's  independent  auditors for the fiscal year ending
December 31, 2006.  Although the  selection  of  independent  auditors  does not require  ratification,  the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted to stockholders  for  ratification  due to the significance  of their  appointment to the  Corporation.  If stockholders do not ratify the  appointment  of Ernst & Young LLP as the  Corporation's  independent auditors,  the Audit  Committee  of the Board of  Directors  will  consider  the appointment of other certified public  accountants.  A representative of Ernst &
Young LLP will be  present  at the  Meeting,  will be  available  to  respond to appropriate  questions and will have the opportunity to make a statement if they desire.  The approval of the proposal to ratify the appointment of Ernst & Young
LLP  requires  the  affirmative  vote of a  majority  of the  votes  cast by all stockholders represented and entitled to vote thereon.

         The Audit Committee reviews audit and non-audit  services  performed by
Ernst & Young  LLP as well as the fees  charged  by  Ernst & Young  LLP for such services.  In  its  review  of  non-audit  service  fees,  the  Audit  Committee considers,  among other things,  the possible  effect of the performance of such services on the auditor's independence.

PRE-APPROVAL POLICIES AND PROCEDURES

         All audit and non-audit  services to be performed by the  Corporation's independent  accountant  must be  approved  in advance  by the Audit  Committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the Audit
Committee pursuant to authority delegated by the Audit Committee,  provided each such  approved  service  is  reported  to the full Audit  Committee  at its next meeting. All of the engagements and fees for the Corporation's fiscal year ended
December 31, 2005 were approved by the Audit Committee.

         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  RATIFICATION  OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION'S  INDEPENDENT  AUDITORS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                                       21

                            PROPOSALS OF SHAREHOLDERS

         Proposals of  shareholders  intended to be presented at the 2007 Annual
Meeting of Shareholders  must be received by the Office of the Secretary,  Lynch
Corporation,  140 Greenwich Avenue, 4th Floor, Greenwich,  Connecticut 06830, by
no later than  December  29, 2006,  for  inclusion  in the  Corporation's  proxy statement and form of proxy relating to the 2007 Annual Meeting of Shareholders.

         The date after which notice of a  shareholder  proposal  intended to be submitted for the 2007 Annual Meeting of  Shareholders  outside the processes of
Rule 14a-8 will be  considered  untimely is March 21,  2007.  If not received by that date,  the persons  named in the form of proxy  accompanying  the notice of meeting may vote on any such proposal in their discretion.

                                  MISCELLANEOUS

         The Board of  Directors  knows of no other  matters  that are likely to come before the 2006 Annual Meeting of Shareholders. If any other matters should properly  come  before  the  2006  Annual  Meeting  of  Shareholders,  it is the
intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

         The solicitation of proxies is made on behalf of the Board of Directors of the Corporation,  and the cost thereof will be borne by the Corporation.  The
Corporation  has employed the firm of Morrow & Co.  Inc.,  470 West Avenue,  3rd
Floor, Stamford,  Connecticut, 06902 to assist in this solicitation at a cost of
$4,000,  plus  out-of-pocket  expenses.  The  Corporation  will  also  reimburse brokerage firms and nominees for their expenses in forwarding  proxy material to beneficial owners of the Common Stock of the Corporation.  In addition, officers and  employees of the  Corporation  (none of whom will receive any  compensation therefor in addition to their regular  compensation)  may solicit  proxies.  The solicitation  will be made by mail and, in addition,  may be made by  telegrams, personal interviews and the telephone.

                                  ANNUAL REPORT

         The  Corporation's  Annual Report to  Shareholders  for the fiscal year ended December 31, 2005 is being sent herewith to each shareholder.  Such Annual
Report, however, is not to be regarded as part of the proxy soliciting material.